UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material pursuant to Sec. 240.14a-11 (c) or Sec. 240.14a-12

HELPMATE ROBOTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person (s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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HELPMATE ROBOTICS, INC.
37 North Orange Ave., Suite 500
Orlando, FL 32801

October 7, 2002

Dear Stockholder:

You are cordially invited to attend the 2002 Annual Meeting of Stockholders of HelpMate Robotics Inc., to be held on November 8, 2002 at 10:00 a.m., local time, at the Courtyard at Lake Lucerne, Glass Meeting Room, 211 North Lucerne Circle East, Orlando, FL 32801.

The matters to be acted upon at the Annual Meeting, as well as other important information, are set forth in the accompanying Notice of Annual Meeting and Proxy Statement which you are urged to review carefully.

Regardless of your plans for attending in person, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, you are requested to complete, sign, date and return the enclose proxy card in the enclosed postage paid envelope. Signing this proxy will not prevent you from voting in person should you be able to attend the meeting, but will assure that your vote is counted if, for any reason, you are unable to attend.

We hope that you can attend the 2002 Annual Meeting of Stockholders. Your interest and support in the affairs of HelpMate Robotics, Inc. are appreciated.

Sincerely,

/s/    RANDY LUBINSKY

Randy Lubinsky
Chairman of the Board of Directors
    and Chief Executive Officer

YOUR VOTE IS IMPORTANT

Even if you plan to attend the meeting, please complete, sign, and return promptly the enclosed proxy in the envelope provided to ensure that your vote will be counted. You may vote in person if you so desire even if you have previously sent in your proxy. If your shares are held in the name of a bank, brokerage firm or other nominee, please contact the party responsible for your account and direct him or her to vote your shares on the enclosed card.

HELPMATE ROBOTICS, INC.
37 North Orange Ave., Suite 500
Orlando, FL 32801
(407) 573-2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held November 8, 2002

To the Stockholders of HelpMate Robotics, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of HelpMate Robotics, Inc., a Connecticut corporation (the “Company”), will be held at the Courtyard at Lake Lucerne, Glass Meeting Room, 211 North Lucerne Circle East, Orlando, FL 32801 at 10:00 a.m., local time on November 8, 2002, for the following purposes:

1.  To elect seven directors to each serve until the next annual meeting of Stockholders of the Company and until their successors have been duly elected and qualified;

2.  To consider and act upon a proposal to change the Company’s name to PainCare Holdings, Inc.;

3.  To approve a proposed change in the state of incorporation of the Company from Connecticut to Florida;

4.  To consider and act upon a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, no par value per share, from 40,000,000 to 75,000,000 shares and to authorize the issuance of 10,000,000 shares of “blank check” preferred stock;

5.  To ratify the appointment of Parks, Tschopp, Whitcomb and Orr as the Company’s independent certified accountants; and

6.  To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on October 4, 2002, are entitled to notice of and to vote at the meeting, or any adjournment thereof. A complete list of such stockholders will be available for examination at the offices of the Company in Orlando, Florida for ten business days prior to the meeting.

Stockholders unable to attend the Annual Meeting in person are requested to read the enclosed Proxy Statement and then complete and deposit the Proxy with the Company’s transfer agent, American Stock Transfer, 59 Maiden Lane, New York, NY 10038 before the time of the Annual Meeting or adjournment thereof or with the chairman of the Annual Meeting, 37 North Orange Ave., Suite 500, Orlando, FL 32801, prior to the commencement thereof. Unregistered Stockholders who received the Proxy through an intermediary must deliver the Proxy in accordance with the instructions given by such intermediary. A Proxy may be revoked by a stockholder at any time before the effective exercise thereof.

Also enclosed are copies of the Company’s Form S-4/A, without exhibits, filed with the SEC on July 11, 2002, Form 10-KSB, without exhibits, filed with the SEC on March 14, 2002, our most recent Quarterly Report on Form 10-QSB/A for the quarter ended June 30, 2002, filed with the SEC on August 20, 2002 and the Company’s Form 8-K/A filed with the SEC on August 20, 2002.

BY ORDER OF THE BOARD OF DIRECTORS

/s/    RANDY LUBINSKY

Randy Lubinsky,
Chairman of the Board of Directors
    and Chief Executive Officer

Orlando, Florida
October 7, 2002

THE PROXY STATEMENT WHICH ACCOMPANIES THIS NOTICE OF ANNUAL MEETING OF STOCKHOLDERS CONTAINS MATERIAL INFORMATION CONCERNING THE MATTERS TO BE CONSIDERED AT THE MEETING, AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.

HELPMATE ROBOTICS, INC.
37 North Orange Ave., Suite 500
Orlando, Florida 32801
(407) 573-2000

PROXY STATEMENT FOR
2002 ANNUAL MEETING OF STOCKHOLDERS

Annual Meeting.    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of HelpMate Robotics, Inc., a Connecticut corporation (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Courtyard at Lake Lucerne, Glass Meeting Room, 211 North Lucerne Circle East, Orlando, FL 32801, at 10:00 a.m., local time, on November 8, 2002, and at any adjournments thereof for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”). This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders of the Company (the “Stockholders”) on or about October 7, 2002. All costs of soliciting proxies will be borne by the Company.

Proxy Card.    A Proxy Card is enclosed for use at the Annual Meeting. Proxies that are properly competed, signed and received prior to the Annual Meeting will be voted in accordance with the instructions of the persons executing the same. Unless instructed to the contrary, the proxies will be voted FOR Proposals 1, 2, 3, 4 and 5 set forth in the Notice of the Annual Meeting. If any other matters are properly presented to the Annual Meeting for action, it is intended that the person named in the enclosed Proxy Card and acting thereunder will vote in accordance with his best judgment on such matters. A proxy may be revoked by a stockholder at any time before the effective exercise thereof by submitting a subsequently dated proxy or by appearing in person and voting at the Annual Meeting.

Record Dates.    With respect to all proposals, the close of business on October 4, 2002 has been fixed as the record date (“Record Date”) for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the Record Date, there were 8,788,812 shares issued and outstanding all of which are entitled to vote.

Quorum.    The presence, in person or by proxy, of a majority of the outstanding shares of common stock on the Record Date, is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted towards a quorum. If a quorum is not present or represented by proxy at the Annual Meeting, the stockholders present or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other then an announcement at the Annual Meeting, until a quorum is present or represented by proxy. At any such adjourned Annual Meeting at which a quorum is present or represented by proxy, any business may be transacted that might have been transacted at the original Annual Meeting.

Voting Requirements.    With respect to the election of directors, votes may be cast in favor of or withheld. Directors are elected by a plurality of the votes cast at the Annual Meeting, and votes that are withheld will be excluded entirely from the vote and will have no effect. Any other matter that may be submitted to a vote of the stockholders will be approved if number of shares of common stock voted in favor of the matter exceeds the number of shares voted against the matter, except the approval of the merger which requires that the majority of all votes entitled to be cast for the merger vote for the approval of the merger.

Abstentions and Broker Non-Votes.    Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter. Shares referred to as “broker or nominee non-votes” (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of determining the outcome of any matter as to which the proxies reflect broker or nominee non-votes, shares represented by such proxies will be treated as not present and not entitled to vote on that subject matter and therefore will not be considered when counting votes cast on the matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

Default Voting.    All shares represented by properly executed proxies, unless such proxies have been previously revoked, will be voted at the Annual Meeting in accordance with the directions set forth on such proxies. If no direction is indicated, the shares will be voted (i) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN AS DIRECTORS, (ii) FOR THE APPROVAL OF A CHANGE OF THE COMPANY’S NAME TO PAINCARE, INC., (iii) FOR THE APPROVAL OF THE

REINCORPORATION OF THE COMPANY FROM CONNECTICUT TO FLORIDA; (iv) FOR AMENDING THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, NO PAR VALUE PER SHARE, FROM 40,000,000 TO 75,000,000 SHARES AND TO AUTHORIZE THE ISSUANCE OF 10,000,000 SHARES OF “BLANK CHECK” PREFERRED STOCK; AND (v) FOR THE RATIFICATION OF PARKS, TSCHOPP, WHITCOMB AND ORR AS THE COMPANY’S ACCOUNTANTS. IF ANY OTHER BUSINESS COMES BEFORE THE STOCKHOLDERS FOR A VOTE AT THE MEETING, THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE HOLDERS OF THE PROXY.

Tabulation of Votes.    All votes will be tabulated by the inspector of elections (the “Inspector”) appointed for the Annual Meeting who will, for each proposal to be voted on, determine the number of shares outstanding, the number of shares entitled to vote, the number of shares represented at the Annual Meeting, the existence of a quorum, and the authenticity, validity and effect of all proxies received by the Company. The Inspector will also separately tabulate affirmative and negative votes and broker “non-votes”, and determine the result for each proposal.

Revocation of Proxy.    The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by (a) the execution and submission of a revised proxy, (b) written notice to the Secretary of the Company or (c) voting in person at the Annual Meeting.

ADDITIONAL MATERIALS

A copy of the Company’s Form S-4/A, without exhibits, filed with the SEC on July 11, 2002, Form 10-KSB, without exhibits, filed with the SEC on March 14, 2002, the Company’s Form 8-K/A filed with the SEC on August 20, 2002 and our most recent Quarterly Report on Form 10-QSB/A for the quarter ended June 30, 2002, filed with the SEC on August 20, 2002. These documents do not form any part of the material for solicitation of proxies.

The Company will provide, without charge, a copy of the exhibits to its Form S-4/A, Form 10-KSB, Form 10-QSB/A and Form 8-K/A upon written request to Randy Lubinsky, Chairman of the Board of Directors and Chief Executive Officer of the Company, at 37 North Orange Ave., Suite 500, Orlando, FL 32801; fax number (407) 926-6616.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth data as of September 30, 2002 concerning the beneficial ownership of common shares by (i) the persons known to the Company to beneficially own more than 5% of the outstanding common shares, (ii) all directors and nominees and each Named Executive Officer (as defined under “Executive Compensation” below), and (iii) all directors and executive officers as a group. This table reflects options and warrants that have vested or will vest within the next 60 days and which are exercisable.

Name and Address of Beneficial Owner	Shares of Common Stock Owned	Options/Warrants for Common Stock Owned(10)	Total Shares	Percentage Owned(11)
Randy Lubinsky(1)(3)	637,840	600,000	1,237,840	9.45%
37 North Orange Ave., Suite 500
Orlando, FL 32801

Mark Szporka(1)(4)	777,340	600,000	1,377,340	10.52%
37 North Orange Ave., Suite 500
Orlando, FL 32801

Jay Rosen(1)(5)	200,000	200,000	400,000	3.06%
11811 N. Dale Mabry
Tampa, FL 33618

Peter Rothbart, M.D.(2)(6)	686,000	140,000	826,000	6.30%
16 York Mills Road
North York, Ont. Canada M2P 2E5

Merrill Reuter, M.D.(2)(7)	2,450,000	-0-	2,450,000	18.70%
7625 Lake Worth Road
Lake Worth, FL 33467

Ron Riewold(2)(8)	125,000	200,000	325,000	2.48%
11303 Bay Club Court
Tampa, FL 33607

Arthur J. Hudson (2)(9)	300,000	-0-	300,000	2.29%
37 N. Orange Avenue, Suite 500
Orlando, FL 32801

All officers and directors as a group (7 persons)	5,176,180	1,740,000	6,916,180	52.80%

(1)	Individuals who are both officers and directors.
(2)	Individuals who are directors only.
(3)
Pursuant to the merger with PainCare, Mr. Lubinsky received 637,840 shares of the Company’s common stock. In addition, the Company assumed the obligation to issue 200,000 Plan Options granted to Mr. Lubinsky on August 1, 2000 which may be exercised any time at a price of $0.05 per share. On July 29, 2002, the Board of Directors granted Mr. Lubinsky 1,000,000 additional Plan Options, of which 400,000 are vested and 200,000 vest each August 1 for the next three years. These options may be exercised at a price of $1.00 per share.

(4)
Pursuant to the merger with PainCare, Mr. Szporka received 737,340 shares of the Company’s common stock. In addition, the Company assumed the obligation to issue 200,000 Plan Options granted to Mr. Szporka on August 1, 2000 which may be exercised anytime at a price of $0.05 per share. On July 29, 2002, the Board of Directors granted Mr. Szporka 1,000,000 additional Plan Options, of which 400,000 are vested and 200,000 vest each August 1 for the next three years. These options may be exercised at a price of $1.00 per share.

(5)
Pursuant to the merger with PainCare, Dr. Rosen received 200,000 shares of the Company’s common stock. In addition, the Company assumed the obligation to issue 200,000 Plan Options granted to Dr. Rosen on October 1, 2000 which may be exercised at anytime at a price of $.05 per share.

(6)
Includes 210,000 shares which were obtained as a result of the November 1, 2000 consulting agreement between PainCare, Inc. and Peter Rothbart, M.D. Includes the conversion of $357,000 of convertible debentures, at an estimated conversion price of $1 per share, which was part of the consideration of the acquisition of the outstanding shares of Rothbart Pain Management Clinic Inc. by PainCare, Inc. on December 1, 2000 and the conversion of $119,000 which was earned with respect to such acquisition as of December 31, 2001. These shares are beneficially owned by Carol Rothbart, wife of Peter Rothbart, M.D. These securities do not include the impact of $238,000 of the Company’s common stock (priced at market rates), which will be earned over two years if certain earnings targets are satisfied. Includes Plan options to acquire 140,000 shares for Dr. Rothbart, at an exercise price of $0.05 per share, which options are fully vested.

(7)
Pursuant to the merger with PainCare, Dr. Reuter received 1,850,000 shares of the Company’s common stock and the Company assumed a $1,200,000 convertible debenture, which may be converted at a price of $2 per share into 600,000 common shares of the Company. These securities do not include the impact of the conversion of $700,000 of convertible debentures, at a conversion price of $2 per share, which will be earned over the next two years if certain earnings targets are satisfied.

(8)
Pursuant to the merger with PainCare, Mr. Riewold received 125,000 shares of the Company’s common stock. In addition, the Company assumed the obligation to issue 25,000 warrants granted to Mr. Riewold by PainCare on November 1, 2000 which may be exercised at anytime at a price of $.75 per share and to issue 775,000 Plan Options granted by PainCare on April 1, 2001 of which 175,000 are vested and may be exercised anytime at a price of $1.00 per share.

(9)	Mr. Hudson acquired 300,000 common shares of the Company by virtue of the merger with PainCare.
(10)	Reflects options granted under our option plans which may be exercised within the next 60 days.
(11)
Based upon 8,788,812 required to be issued by virtue of the merger with PainCare and all options, warrants and other convertible instruments (i.e., Convertible Debentures) that may be either exercised or converted into common stock within the next 60 days, which results in an aggregate of 13,134,812 shares.

PROPOSAL 1

ELECTION OF DIRECTORS

Director Nominees.

As a result of the merger with PainCare, the Company’s Board of Directors currently consists of four members. The directors are elected annually by the stockholders of the Company. The Bylaws of the Company provide that the Board of Directors will determine the number of directors. The stockholders will elect seven directors for the coming year. All of the nominees, except for Mr. Riewold, Dr. Reuter and Mr. Hudson, presently serve as directors of the Company. Should any nominee become unable or unwilling to accept nomination or election, the Board of Directors will either select a substitute nominee or will reduce the size of the Board. If you have submitted a proxy and a substitute nominee is selected, the holders of the proxy will vote your shares FOR the election of the substitute nominee. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve if elected.

THE BOARD OF DIRECTORS HAS NOMINATED THE BELOW-REFERENCED DIRECTORS FOR ELECTION BY THE STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW. THE ELECTION OF THESE DIRECTORS REQUIRES A PLURALITY OF THE VOTES CAST BY THE HOLDERS OF THE SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE IN THE ELECTION OF DIRECTORS.

Mr. Lubinsky, Dr. Rosen, Mr. Szporka and Dr. Rothbart listed below as nominees for the Board of Directors were directors of PainCare during 2001, but were not directors of the Company. The name and age of each director nominee, his position held or to be held with the Company, and the period during which such person has served as a director is set forth below:

Name of Nominee	Age	First Became a Director of the Company	Office Held with Company
Randy Lubinsky(1)(2)	49	2002	Director/CEO
Jay L. Rosen, M.D.(1)	44	2002	Director/President
Mark Szporka(1)(2)	46	2002	Director/CFO
Peter Rothbart, M.D.(2)	63	2002	Director
Merrill Reuter, M.D.(3)	42	N/A	Director
Ron Riewold(3)	55	N/A	Director
Arthur J. Hudson(3)	51	N/A	Director

(1)	Member of Audit Committee.
(2)	Member of Compensation Committee.
(3)	Not presently serving on the Board, but if elected to the Board will replace Dr. Rosen on the Audit Committee.

Randy Lubinsky, Chief Executive Officer and Director of the Company, became the Chief Executive Officer and Director of HelpMate Robotics, Inc. by virtue of the merger with PainCare, Inc. which was effective on July 17, 2002. Mr. Lubinsky joined PainCare on August 1, 2000 and brings over 25 years experience as a healthcare entrepreneur and investment banker. He has successfully built businesses from the start-up phase in the healthcare and real estate industries, and has assisted several public companies in implementing roll-up strategies. In March 2000, he co-founded Quest Capital Partners, LC in Orlando, Florida, an investment banking firm specializing in healthcare where he acted as Managing Director until he joined PainCare in August of 2000. From September of 1999 until March 2000, Mr. Lubinsky served as a Director of Cloverleaf Capital Advisors, L.L.C., an investment banking firm specializing in healthcare and e-learning, located in Ocoee, Florida. From November of 1998 until May of 2000, Mr. Lubinsky was Executive Vice President of Ivanhoe Medical Systems, Inc., an Ocoee, Florida based healthcare company which was acquired by publicly-traded CyberCare, Inc. f/k/a Medical Industries of America, Inc. From 1994 to 1998, Mr. Lubinsky was founding Director and Chief Executive Officer of Pain Rehabilitation Network, a Maitland, Florida medical management company which owned or managed 40 medical practices. From 1987 until 1994, he was Chief Executive Officer of Medical Equity, Inc., an investment banking and management company focused on the healthcare industry. During this period, Mr. Lubinsky also founded MedX West, Inc., a distributor of medical equipment. From 1981 to 1987, Mr. Lubinsky served as President and Chief Executive Officer of Florida Equity Group, a real estate development and mortgage banking entity.

Prior to founding Florida Equity Group, he served as Senior Vice President of real estate lending for American Savings of Miami, a New York Stock Exchange company. Mr. Lubinsky received a BA degree in finance from Florida International University.

Jay L. Rosen, M.D., President and Director of the Company, became the President and Director of HelpMate Robotics, Inc. by virtue of the merger with PainCare, Inc. which was effective on July 17, 2002. Dr. Rosen joined PainCare on October 1, 2000. Dr. Rosen has over 15 years experience as a healthcare entrepreneur. Since 1992, he has and continues to serve as Chief Executive Officer and Executive Director of Tampa Bay Surgery Center, Inc., an outpatient surgical facility that specializes in minimally invasive spinal surgery and pain management procedures in Tampa, Florida. During his tenure with Tampa Bay Surgery Center, Dr. Rosen has successfully developed and managed outpatient surgery, diagnostic, specialized ambulatory treatment and physical rehabilitation centers. He also is active in managing Seven Springs Surgery Center in New Port Richey, Florida. From 1988 to 1992, Dr. Rosen served as Vice President and Director of Development for Physician’s Technical Systems, Inc., a medical ambulatory development company located in New York. From 1983 to 1988, he was President and co-founder of NMR Diagnostic Centers, Inc., a diagnostic center development and management company. Dr. Rosen received a BS degree from Fordham University and Medical Degree from Cetec University. He did graduate medical research at Hahnemann University in Philadelphia and the Medical Center at SUNY at Stony Brook. Dr. Rosen is a Diplomat of the American Board of Quality Assurance and Utilization Review Physicians. He currently serves on the Board of Directors for Tampa Bay Surgery Center, Inc., Tampa Bay Surgery Associates, Inc., Rehab One, Inc., Open MRI & Diagnostic Center, Inc., Immuvac, Inc., and Intellicare, Inc.

Mark Szporka, Chief Financial Officer and Director of the Company, became the Chief Financial Officer and Director of HelpMate Robotics, Inc. by virtue of the merger with PainCare, Inc. which was effective on July 17, 2002. Mr. Szporka joined PainCare on August 1, 2000 and has in excess of 20 years experience as an investment banker, chief financial officer and strategic planner. In March 2000, he co-founded Quest Capital Partners, LC in Orlando, Florida, an investment banking firm specializing in healthcare where he acted as a Director until he joined PainCare in August of 2000. From September of 1999 until March 2000, Mr. Szporka served as a Director of Cloverleaf Capital Advisors, L.L.C., an investment banking firm specializing in healthcare and e-learning, located in Ocoee, Florida. From May of 1999 until September of 2000, Mr. Szporka served as Chief Financial Officer of BackGenesis, Inc., a publicly-traded healthcare company headquartered in Ocoee, Florida. From October 1998 until May of 1999, Mr. Szporka served as CFO for Ivanhoe Medical Systems, Inc. located in Ocoee, Florida. From 1995 to 1998, Mr. Szporka was a principal of a private investment company and during this period served as Chief Financial Officer of Carpet Barn, Inc., a $40 million public floor covering company in Las Vegas, Nevada. Prior to 1995, Mr. Szporka served as Managing Director of AMI Holding Corporation, Inc., a healthcare company located in Westland, Michigan, where he also served as Chief Financial Officer of all affiliates. Prior to joining AMI, Mr. Szporka was Director of Corporate Finance Consulting for Arthur Andersen & Co. where he established and managed investment banking practices for middle-market companies in Detroit, Boston and Philadelphia. Mr. Szporka was Managing Director at Security Pacific Merchant Bank with overall nationwide responsibility for investment banking services for real estate and hospitality companies. Previously, he served as Vice President in the investment banking divisions of Paine Webber and E.F. Hutton. In addition, he was Director of Strategic Planning at Joseph E. Seagram & Sons from 1981 to 1983. Mr. Szporka received a MBA from the University of Michigan and a BBA from the University of Notre Dame. He is a Certified Public Accountant (non-active) in New York.

Peter J. Rothbart, M.D., a Director of the Company, became a Director of HelpMate Robotics, Inc. by virtue of the merger with PainCare, Inc. which was effective on July 17, 2002. Dr. Rothbart is one of the leading pain physicians in North America. Dr. Rothbart signed a consulting agreement with PainCare on November 1, 2000 and pursuant to such agreement he is currently providing consulting services to the Company. From 1994 to November 2000, Dr. Rothbart was President of Rothbart Pain Management Clinic Inc., one of the largest pain management clinics in Toronto, Canada. He was responsible for the overall management of the operation including supervising over fourteen physicians. From 1989 to 1994, Dr. Rothbart was Director of the Whiplash and Headache Clinic in Toronto. He served as Director, Pain Facility at Centenary Hospital in Scarsborough, Ontario from 1987 to 1989. Dr. Rothbart received Bachelor of Medicine and Bachelor of Surgery degrees from the University of Edinburgh in Scotland. He was Resident in Anesthesia at Vancouver General Hospital, Resident in Medicine at Shaughnessy Hospital in Vancouver, and Senior Resident in Anesthesia at Sunnybrook Medical Centre (University of Toronto). Dr. Rothbart is a Diplomat of the American Board of Anesthesiology, American Academy of Pain Management and American Board of Pain Medicine.

Merrill Reuter, M.D., President of Advanced Orthopedics of South Florida, Inc., a wholly-owned subsidiary of the Company. Dr. Reuter founded Advanced Orthopedics of South Florida, Inc. in Lake Worth, Florida in 1992 and from that until the present serves as its President and Medical Director. He received a BS degree from Tulane University in 1982 and a Masters in Medical Science and a Medical Degree from Brown University in 1986. Dr. Reuter completed his General Surgical Internship and Orthopedic Surgery Residency Training Program at the University of Texas Medical Branch in Galveston, Texas.

Ronald L. Riewold, Chief Executive Officer and President of PainCare Management Services, Inc., a wholly owned subsidiary of the Company, joined PainCare on April 1, 2001. From December 1999 until January 2001, Mr. Riewold served as a consultant for American Enterprise Solutions, Inc. (“AESI”), a healthcare delivery system and internet utility located in Tampa, Florida which focused on the connectivity of the Internet in the healthcare industry. Mr. Riewold later became Executive Vice-President, then President and Chief Operating Officer of AESI. From September 1996 until September 1999, Mr. Riewold served as Vice-President of Corporate Development for Heart Labs of America, located in Boynton Beach, Florida which later changed its name to Medical Industries of America and then Cyber-Care. Mr. Riewold has a BA degree from Florida State University and a MBA from Temple University.

Arthur J. Hudson. Mr. Hudson has been employed with Fidelitone, Inc. of Wauconda, Illinois since 1974. He currently serves as Senior Vice President of Corporate Development for the full service inventory management, distribution and logistics company. From 1998 to 2001, he also served as head of international sales for Aero Products International, Inc., a wholly owned subsidiary of Fidelitone. Mr. Hudson is a member of the board of directors of Fidelitone. He received a B.S. degree in economics from Colorado State University.

Meetings.    The Board of Directors held one meeting in 2001 and each director of the Board attended in person or by teleconference. All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Directors receive compensation for serving on the Board of Directors as described below.

Committees.    The Board of Directors has the following standing Committees:

Audit Committee.    The Audit Committee, which did not meet in 2001, consists of three directors of the Company, none of which are independent. The Audit Committee is responsible for the engagement of the Company’s independent auditors and reviews with them the scope and timing of their audit services and any other services which they are asked to perform and their report on the Company’s accounts following completion of the audit and the Company’s policies and procedures with respect to internal accounting and financial control, reviews non-audit services provided to the Company by the Company’s independent accountants and monitors transactions among the Company and its affiliates, if any. Currently, the Audit Committee currently consists of Mr. Lubinsky, who is the Chairman, Mr. Szporka and Dr. Rosen.

The Audit Committee met on September 13, 2002 and in connection with such meeting:

•	Reviewed and discussed the registrant’s audited financial statements with management;

•	Discussed with the registrant’s auditor the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61

•	Agree to review the written disclosures and letters from the registrant’s auditor required by Independence Standards Board Standard No. 1 and discussed with the auditor its independence; and

•	Based on the foregoing review, recommended to the Board of Directors that the audit committee be changed as soon as reasonably possible to a completely independent body.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

September 13, 2002

To the Board of Directors of HelpMate Robotics, Inc.:

We have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2001.

Management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and to issue a report on those financial statements. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company’s management, internal accounting and financial personnel and the independent auditors, the following:

•	the plan for, and the independent auditors’ report on, each audit of the Company’s financial statements;

•	the Company’s financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

•	management’s selection, application and disclosure of critical accounting policies;

•	changes in the Company’s accounting practices, principles, controls or methodologies;

•	significant developments or changes in accounting rules applicable to the Company; and

•	the adequacy of the Company’s internal controls and accounting, financial and auditing personnel.

We have discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants (“SAS 61”). SAS 61 requires the Company’s independent auditors to discuss with the Company’s Audit Committee, among other things, the following:

•	methods to account for significant unusual transactions;—the effect of significant accounting policies;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

We will receive, review and discuss the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board (“Independence Standards Board Standard No. 1”), and have discussed with the auditors the auditors’ independence. Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that, in the auditor’s professional opinion, may be reasonably thought to bear on independence, confirm their perceived independence and engage in a discussion of independence.

We have considered whether the non-audit services provided by the independent auditors, as set forth in the section of the Company’s proxy statement entitled, “Independent Auditor’s Fees and Other Matters,” are compatible with maintaining the public accountants’ independence.

Based on the reviews and discussions referred to above, we are satisfied as of this date that all material matters concerning the preparation and review of the Company’s financial statements and the independence of the Company’s auditors have been and will be addressed by this committee, management and the Company’s auditors.

By the Audit Committee of the Board of Directors of HelpMate Robotics, Inc.

Randy Lubinsky
Mark Szporka
Dr. Jay Rosen

Independent Auditors’ Fees.    Arthur Andersen, our previous auditors, billed us an aggregate of $15,400 in fees for professional services rendered in connection with the audit of our financial statements for the most recent fiscal year and the reviews of the financial statements included in each of our Quarterly Reports on Form 10-QSB during the fiscal year ended December 31, 2001. In addition, Arthur Andersen, LLP billed us $15,950 during fiscal year ended December 31, 2001 for certain tax matters and matters associated with the merger with PainCare.

Arthur Andersen billed us $1,500 in fees for the review of our financial statements for our Form 10-QSB for the first quarter of 2002. No other accounting fees were paid by the Company in 2001.

Stock Option Committee.    The Stock Option Committee did not meet in 2001. The Stock Option Committee is responsible for administering the Company’s 2000 and 2001 Stock Option Plans. The Stock Option Committee currently consists of Mr. Lubinsky, who is the Chairman, Mr. Szporka and Dr. Rosen.

Compensation Committee.    The Compensation Committee, which did not meet in 2001, is responsible for making recommendations to the Board of Directors with respect to compensation and benefit levels of executive officers of the Company. The Compensation Committee currently consists of Mr. Lubinsky, who is the Chairman, Mr. Szporka and Dr. Rothbart, none of which are independent.

Directors’ Compensation.    Outside directors are entitled to reimbursement for reasonable travel expenses incurred in attending board meetings. Outside directors may be paid and/or granted stock options in the Company as awarded in the discretion of the Compensation Committee.

HELPMATE EXECUTIVE COMPENSATION

The following table sets forth compensation paid by HelpMate to each person who served in the capacity of Chief Executive Officer during 1999, 2000 and 2001 and other officers of the Company whose total annual salary and bonus for the fiscal years ended December 31, 1999, December 31, 2000 and December 31, 2001 exceeded $100,000 (collectively, the “HelpMate Named Executive Officers”).

HELPMATE SUMMARY COMPENSATION TABLE

	Year							Long Term Compensation Awards
		Annual Compensation						Awards				Payouts
Name & Principal Position		Salary($)		Bonus ($)		Other Annual Compensation		Restricted Stock Award(s)$		Securities Underlying Options(#)		LTIP Payouts($)
Joseph F. Engelberger Chairman, CEO(1)	2001 2000 1999	$ $ $	-0- -0- 75,000	$ $ $	-0- -0- -0-	$ $ $	-0- -0- -0-	$ $ $	-0- -0- -0-	$ $ $	-0- -0- -0-	$ $ $	-0- -0- -0-

Fred T. Cordano, Vice President(2)	1999		$106,090		$-0-		$-0-		$-0-		$-0-		$-0-

(1)	Mr. Engelberger resigned as an officer on July 17, 2002 effective with the PainCare merger.
(2)	Mr. Cordano resigned as an officer on December 31, 1999 in connection with the sale of HelpMate’s assets to Pyxis.

PAINCARE EXECUTIVE COMPENSATION

The following table sets forth compensation paid by PainCare to each person who served in the capacity of Chief Executive Officer during 1999, 2000 and 2001 and other officers of the Company whose total annual salary and bonus for the fiscal years ended December 31, 1999, December 31, 2000 and December 31, 2001 exceeded $100,000 (collectively, the “PainCare Named Executive Officers”).

PAINCARE SUMMARY COMPENSATION TABLE

	Year							Long Term Compensation Awards
		Annual Compensation						Awards			Payouts
Name & Principal Position		Salary($)		Bonus ($)		Other Annual Compensation		Restricted StockAward(s)$		Securities Underlying Options (#)	LTIP Payouts ($)
Randy Lubinsky, CEO (1)(4)	2001 2000		$185,000	$ $	-0- -0-	$ $	-0- -0-	$ $	-0- -0-	-0- 200,000	$ $	-0- -0-

Jay Rosen, M.D., President(2)	2001 2000	$ $	-0- -0-	$ $	-0- -0-	$ $	-0- -0-	$ $	-0- -0-	-0- 200,000	$ $	-0- -0-

Mark Szporka, CFO(3)(4)	2001 2000	$ $	160,000 -0-	$ $	-0- -0-	$ $	-0- -0-	$ $	-0- -0-	-0- 200,000	$ $	-0- -0-

(1)
Randy Lubinsky has served as a Director and the Chief Executive Officer of PainCare since the reorganization of PainCare on August 1, 2000. Pursuant to an employment agreement with PainCare entered into in August 1, 2000 and amended on August 1, 2002, which was assumed by HelpMate pursuant to the merger, Mr. Lubinsky receives annual salary payments equal to $200,000 and certain perquisites and other benefits. For the fiscal year ended December 31, 2001, PainCare paid Mr. Lubinsky a car allowance of $12,000 and paid health insurance premiums of $6,375. See “Employment Agreements.”

(2)
Jay Rosen, M.D. has served as a Director and the President of PainCare since October 1, 2000. Pursuant to an employment agreement with PainCare entered into in October 1, 2000, which was assumed by HelpMate pursuant to the merger, Dr. Rosen receives annual salary payments equal to $60,000, provided cash flow is available from PainCare Surgery Centers, Inc., and certain perquisites and other benefits. For the fiscal year ended December 31, 2001, PainCare paid Dr. Rosen no salary or other benefits.

(3)
Mark Szporka has served as a Director and Chief Financial Officer of PainCare since the reorganization of PainCare on August 1, 2000. Pursuant to an employment agreement with PainCare entered into in August 1, 2000 and amended on August 1, 2002, which was assumed by HelpMate pursuant to the merger, Mr. Szporka receives annual salary payments equal to $175,000 and certain perquisites and other benefits. For the fiscal year ended December 31, 2001, the Company paid Mr. Szporka a car allowance of $12,000 and paid health insurance premiums of $9,653. See “Employment Agreements.”

(4)
Two Hundred Thousand (200,000) options were granted to Mr. Lubinsky and Two Hundred Thousand (200,000) options were granted to Mr. Szporka on August 1, 2000 under PainCare’s Stock Option Plan. 1,000,000 options were granted to Mr. Lubinsky and 1,000,000 options were granted to Mr. Szporka on August 1, 2002 under PainCare’s Stock Option Plan.

STOCK OPTION GRANTS IN 2001

There were no stock option grants during fiscal year ending December 31, 2001 made to the HelpMate Named Executive Officers.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

For the fiscal year ending December 31, 2001 there were no option holdings or option exercises.

The following table reflects certain information about the Company’s Plans as of September 30, 2002.

EQUITY COMPENSATION PLAN INFORMATION

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))

Equity compensation plans approved by security holders	0	0	0

Equity compensation plans not approved by security holders	5,000,000	$.81	1,125,000

Total	5,000,000	$.81	1,125,000

Employment Agreements.

Randy Lubinsky

The Company assumed in connection with the merger with PainCare the obligations of PainCare with respect to the on employment agreement with Randy Lubinsky, to serve as our Chief Executive Officer. The employment agreement was entered into on August 1, 2000 for an initial term of 5 years. Mr. Lubinsky’s employment agreement was amended on August 1, 2002. The principal terms of Mr. Lubinsky’s employment agreement are as follows:

•	an annual salary of $200,000, which may be increased from time to time at the discretion of our Board of Directors;

•	1,200,000 stock options pursuant to the Company’s 2000 and 2001 Stock Option Plans;

•
a “change of control” provision which allows Mr. Lubinsky, upon a change of control of the Company, to terminate his employment agreement and receive 2.9 times his annual base salary. A “Change of Control” shall be deemed to have occurred in the event of:

(a)	An acquisition by any person or entity of thirty percent (30%) or more of the then outstanding shares of capital stock of the Company; or

(b)
The sale, assignment or transfer of assets of the Company or any subsidiary or subsidiaries if the aggregate consideration received or toa) An acquisition by any person or entity of thirty percent (30%) or more of the then outstanding shares of capital stock of the Company; or be received by the Company or any such subsidiary in connection with such sale, assignment or transfer is greater than fifty percent (50%) of the book value; or

(c)
The merger, consolidation, share exchange or reorganization of the Company (or one or more subsidiaries of the Company) as a result of which the holders of all of the shares of capital stock of the Company as a group would receive less than fifty percent (50%) of the voting power of the capital stock or other interests of the surviving or resulting corporation or entity; or

(d)	The adoption of a plan of liquidation or the approval of the dissolution of the Company; or

(e)	The commencement (within the meaning of SEC Rule 14d-2 under the Exchange Act) of a tender or exchange offer which, if successful, would result in a Change of Control of the Company; or

(f)
A determination by the Board of Directors of the Company, in view of then current circumstances or impending events, that a Change of Control of the Company has occurred or is imminent, which determination shall be made for the specific purpose of triggering the operative provisions of this Agreement.

•	provision for term life insurance;

•	automobile allowance of $1,000.00 per month, plus insurance, gas, and maintenance;

•	an annual bonus equal to 4% of the Company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”); and

•	standard benefits provided to the other Company executives.

Mark Szporka

The Company assumed in connection with the merger with PainCare the obligations of PainCare with respect to the on employment agreement with Mark Szporka, to serve as our Chief Financial Officer. The employment agreement was entered into on August 1, 2000 for an initial term of 5 years. Mr. Szporka’s employment agreement was amended on August 1, 2002.The principal terms of Mr. Szporka’s employment agreement are as follows:

•	an annual salary of $175,000, which may be increased from time to time at the discretion of our Board of Directors;

•	1,200,000 stock options pursuant to the Company’s 2000 and 2001 Stock Option Plans;

•
a “change of control” provision (see definition in the description of Mr. Lubinsky’s employment agreement above) which allows Mr. Szporka, upon a change of control of the Company, to terminate his employment agreement and receive 2.9 times his annual base salary;

•	provisions for a term life insurance;

•	automobile allowance $1,000.00 per month, plus insurance, gas, and maintenance;

•	an annual bonus equal to 4% of the Company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”); and

•	standard benefits provided to the other Company executives.

Jay L. Rosen, M.D.

The Company assumed in connection with the merger with PainCare the obligations of PainCare with respect to the on employment agreement with Jay L. Rosen, M.D., to serve as our President. The employment agreement was entered into on October 1, 2000 for an initial term of 5 years. The principal terms of Mr. Rosen’s employment agreement are as follows:

•
an annual salary of $60,000, which is subject to available cash flow from the Company’s surgery center subsidiary. Such salary may be modified and increased from time to time at the discretion of our Board of Directors;

•	200,000 stock options pursuant to the Company’s 2000 Stock Option Plans;

•	provisions for a term life insurance;

•	an annual bonus equal to 5% of the EBITDA of the Company’s surgery’s division; and

•	standard benefits provided to the other Company executives.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than 10% of the Company’s common stock, to file with the Securities and Exchange Commission initial reports of ownerships and reports of changes in ownership, and to furnish the Company with copies of all Section 16(a) reports they file. To the Company’s knowledge, based solely on review of the copies of such reports and written statements from officers and directors furnished to the Company, all Section 16(a) filing requirements applicable to its officers, directors and beneficial owners of more than 10% of our common stock were complied with during the year.

PROPOSAL 2

HELPMATE ROBOTICS, INC.
NAME CHANGE

APPROVAL OF NAME CHANGE OF HELPMATE ROBOTICS, INC. TO PAINCARE HOLDINGS, INC.

Background to Name Change

The Board of Directors has approved, subject to shareholder approval, an amendment to the Company’s Certificate of Incorporation for the purpose of changing the name of the Company from HelpMate Robotics, Inc. Inc. to PainCare Holdings, Inc. This name change would reflect the revised strategic vision and marketing strategy of the Company following the completion in July 2002 of the merger with PainCare, Inc., a Nevada corporation. The Company believes that there is a certain degree of name recognition associated with PainCare Holdings, Inc. Accordingly, the Board of Directors believes it would be appropriate and in the best interest of the Company and its shareholders to change the name of the Company to “PainCare Holdings, Inc.”

Effects of the Name Change

If the name change is approved by the shareholders, the Company will attempt to have the trading symbol for its common stock changed from “HMRB” to a symbol more readily associated with the new name of the Company. The currently outstanding stock certificates evidencing shares of the Company’s common stock bearing the name “HelpMate Robotics, Inc.” will continue to be valid and represent shares of the Company following the name change. In the future, new shares will be issued bearing the new name, but this in no way will affect the validity of your current stock certificates.

VOTE REQUIRED AND BOARD RECOMMENDATION

Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders of a majority of the total shares of common stock entitled to vote for such action at the Annual Meeting, in person or by proxy, is required to approve the name change.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED CHANGE OF THE COMPANY’S NAME TO PAINCARE HOLDINGS, INC. AND UNAMIONSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPANY’S NAME TO PAINCARE HOLDINGS, INC. BY THE COMPANY’S SHAREHOLDERS.

PROPOSAL 3

APPROVAL OF REINCORPORATION IN FLORIDA

General

The Board of Directors has approved a proposal to change the Company’s state of incorporation from Connecticut to Florida, subject to shareholder approval. The Reincorporation will be effected by merging the Company with and into PainCare Holdings, Inc., a Florida corporation (“PainCare Holdings”), a corporation formed by the Company for the purpose of the Reincorporation, in accordance with the terms of the Agreement and Plan of Merger (the “Merger Agreement”), a copy of the Merger Agreement is attached to this Proxy Statement as Appendix A, and statements herein regarding such Merger Agreement are qualified by reference to the complete Merger Agreement.

Upon the effective date of the Reincorporation, each outstanding share of the Company’s common stock will be automatically exchanged for one share of the common stock of PainCare Holdings (the “PainCare Common Stock”). The Company will cease to exist as a Connecticut corporation, and PainCare Holdings will be the continuing or surviving corporation of the Reincorporation. Thus, PainCare Holdings will succeed to all of the business and operations, own all of the assets and other properties and will assume and become responsible for all of the liabilities and obligations of the Company. The Reincorporation, therefore, will not involve any change in the business, properties or management of the Company. The name of the surviving company will be PainCare Holdings, Inc The persons serving as officers and directors of the Company will serve as the officers and directors of PainCare Holdings after the Reincorporation, see Proposal 1, “Election of Directors.”

Purpose of Merger and Reincorporation

The purpose of the Reincorporation is to change the state of incorporation and legal domicile of the Company from Connecticut to Florida. The Board of Directors believes that this change in the domicile would be in the best interests of the Company and its shareholders.

Florida has long been a leading state in adopting, construing and implementing comprehensive and flexible corporate laws that respond to the legal and business needs of corporations. As a result, the Florida Business Corporation Act (the “FBCA”) is widely regarded to be one of the better-defined bodies of corporate law in the United States. The Florida legislature is particularly sensitive to corporate law issues, and Florida courts have developed considerable expertise in construing Florida’s corporate law. Accordingly, the Board of Directors believes that Florida law would provide greater predictability in the Company’s legal affairs than is currently available under Connecticut law. In addition, the Company’s corporate office and principal business operations are located in Florida.

Authorized Shares of Stock

The Company’s Certificate of Incorporation authorizes 40,000,000 shares of common stock, no par value per share, of which 8,788,812 shares of common stock are required to be issued as the result of the merger with PainCare Holdings. Notwithstanding, as of the Record Date there are only 8,788,812 shares of the Company’s common stock issued and outstanding. The Company’s Certificate of Incorporation does not authorize the issuance of Preferred Stock. PainCare Holdings’ Certificate of Incorporation authorizes 75,000,000 shares of common stock, par value $0.0001 per share and 10,000,000 shares of Preferred Stock, par value $0.0001. No shares of any capital stock will be issued by PainCare Holdings in connection with the Reincorporation, other than the shares of PainCare Common Stock to be exchanged for the Company’s outstanding common stock and the grant of options and other derivatives in exchange for any such options and derivatives then outstanding for the purchase of the Company’s common stock.

Conversion of the Stock

Assuming shareholder approval of this proposal, as soon as the Reincorporation becomes effective, each outstanding share of the Company’s common stock will automatically convert into and be exchanged for one share of PainCare Common Stock, and the Company shareholders will automatically become stockholders of PainCare Holdings.

In addition, each outstanding option, right or warrant to acquire shares of the Company’s common stock outstanding upon the Reincorporation will be converted into an option, right or warrant to acquire the same number of shares of PainCare Common Stock. Any Company employee benefit plan in effect will be continued by PainCare Holdings following the Reincorporation.

Therefore, beginning on the effective date of the Reincorporation, each HelpMate Robotics, Inc. stock certificate which was outstanding immediately prior to the Reincorporation will automatically represent the same number of PainCare Holdings, Inc. shares.

Stockholders of HelpMate Robotics, Inc. need not exchange their stock certificates for PainCare Holdings stock certificates. Likewise, stockholders should not destroy their old certificates and should not send their old certificates to the Company, either before or after the effective date of the Reincorporation.

Dissenting Shareholders/Appraisal Rights

The Company has concluded that any Company Shareholder who objects to the Reincorporation shall have the right to be paid the fair value of all shares of Company Common Stock owned by such Shareholder in accordance with the provisions of Sections 33-855 to 33-872 of the CBCA, a copy of which is set forth in Appendix B to this Proxy Statement. The right to be paid the value of such shares shall be such Shareholder’s exclusive remedy as holder of such shares with respect to the Reincorporation, whether or not such shareholder proceeds as provided in CBCA Sections 33-855 to 33-872. Any Company Shareholder may elect to exercise such right by giving written notice to Company of such Shareholder’s intent to demand payment for such Shareholder’s shares as provided in CBCA Section 33-861(a) prior to the voting of the Company Shareholders on the proposal to approve the Reincorporation and must not vote any of his or her shares in favor of the proposal. Such notice should be sent to the Company at 37 North Orange Avenue, Suite 500, Orlando, Florida 32801, Attn: Randy Lubinsky, CEO.

A COMPANY SHAREHOLDER WHO VOTES IN FAVOR OF THE REINCORPORATION WILL BE PRECLUDED FROM EXERCISING DISSENTERS’ RIGHTS.

A VOTE AGAINST THE REINCORPORATION WILL NOT OF ITSELF SATISFY THE REQUIREMENT THAT A DISSENTING SHAREHOLDER DELIVER HIS OR HER WRITTEN NOTICE OF INTENT TO DEMAND PAYMENT IF THE REINCORPORATION IS CONSUMMATED, NOR WILL SUCH VOTE SATISFY ANY OTHER NOTICE REQUIREMENT UNDER CONNECTICUT LAW WITH RESPECT TO DISSENTERS’ RIGHTS.

Transferability of Shares

Shareholders whose shares of the Company’s common stock are freely tradable before the Reincorporation will own shares of PainCare Holdings that are freely tradable after the Reincorporation. Similarly, any shareholders holding securities with transfer restrictions before the Reincorporation will hold shares of PainCare Holdings that have the same transfer restrictions after the Reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act, those who hold PainCare Holdings stock certificates will be deemed to have acquired their shares on the date they originally acquired their Company shares.

After the Reincorporation, PainCare Holdings will continue to be a publicly held company, and, like the Company’s shares, shares of PainCare Holdings will be quoted on the OTC Bulletin Board, however under a different trading symbol and CUSIP number. PainCare Holdings will also file with the SEC and provide to its stockholders the same types of information that the Company has previously filed and provided.

Certain Federal Income Tax Consequences of the Reincorporation

The discussion of U.S. federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a shareholder. Shareholders are urged to consult their tax advisors to determine the particular tax consequences of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

The following discussion sets forth the principal U.S. federal income tax consequences of the Reincorporation to the Company shareholders who hold their shares as a capital asset. It does not address all of the federal income tax consequences that may be relevant to a particular shareholder based upon their individual circumstances or to shareholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares pursuant to the exercise of employee stock options or otherwise as compensation.

The following disclosure is based on the Code, law regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations. The following disclosure does not address the tax consequences to our shareholders under state, local and foreign laws. The Company has neither requested nor received a tax opinion from legal counsel with respect to the consequences of reincorporation. No rulings have been or will be requested from the Internal Revenue Service with to the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences set forth below.

The Reincorporation provided for in the Merger Agreement is intended to be a tax-free reorganization under the Code. Assuming the Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of the Company’s capital stock as a result of consummation of the reincorporation, and no gain or loss will be recognized by the Company or PainCare Holdings. Each former holder of the Company’s common stock will have the same basis in the capital stock of PainCare Holdings received by that holder pursuant to the reincorporation as that holder has in the Company’s common stock held by that holder at the time the Reincorporation is consummated. Each shareholder’s holding period with respect to PainCare’s Common Stock will include the period during which that holder held the corresponding Company common stock, provided the latter was held by such holder as a capital asset at the time of consummation of the Reincorporation was consummated.

Accounting Treatment

In accordance with accounting principles generally accepted in the United States, the Company expects that the Reincorporation will be accounted for as a reorganization of entities under common control and recorded at historical cost.

Regulatory Approvals

The Reincorporation will not be consummated until after shareholder approval. The Company will obtain all required consents of governmental authorities, including the filing of Articles of Merger with the Secretary of State of Connecticut and the filing of a Certificate of Merger with the Secretary of the State of Florida.

Significant Changes Caused by the Reincorporation

Florida law differs in certain respects from Connecticut law. Although it is not practical to compare all the differences between the laws of governing corporations in Connecticut and Florida, the following discussion provides a summary of the material differences which may affect the rights of shareholders.

The Company’s corporate affairs are governed at present by the Business Corporation Law of Connecticut (the “Connecticut Law”) and by its Certificate of Incorporation filed in Connecticut (the “Connecticut Certificate”) and by the Bylaws adopted pursuant to Connecticut Law (the “Connecticut Bylaws”). Following the Reincorporation, the Company’s corporate affairs will be governed by the FBCA and by the Articles of Incorporation of PainCare Holdings (the “Florida Articles”) and by the bylaws of PainCare Holdings, which mirror the bylaws of the Company in all material respects. The discussion below regarding Florida Law and Connecticut Law is current as of the date of this Proxy Statement. There may be changes in either or both Florida or Connecticut Law that could affect the analysis below. Both sets of Certificates/Articles of Incorporation and Bylaws are available for inspection during business hours at the Company’s principal executive offices. In addition, copies may be obtained by writing to the Company at HelpMate Robotics, Inc., 37 North Orange Avenue, Suite 500, Orlando, Florida 32801, Attention: Corporate Secretary.

Action by Written Consent of Shareholders in lieu of a Shareholder Vote. Connecticut Law allows shareholders to act by written consent in lieu of a meeting only by unanimous written consent of those shareholders who would have been entitled to vote on a given action at a meeting, unless the certificate of incorporation permits that action to be taken by the holders of outstanding shares having at least the minimum number of votes required to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. The Connecticut Certificate does not contain such a provision. Under Florida Law unless otherwise provided in the articles of incorporation, action required or permitted to be taken in an annual or special meeting of the shareholders may be taken without a meeting, without prior notice and without a vote if the action is taken by the holders of a majority consent of shareholders unless the articles of incorporation prohibits such action or require a different percentage. The consents must be dated and signed by the approving shareholders and delivered to the corporation. The corporation is required to, within ten (10) days after obtaining such authorization by written consent, notify each shareholder who has not consented in writing or who was not entitled to vote on the action.

Amendment of Articles of Incorporation. Florida Law allows a Board of Directors to recommend that shareholders amend the certificate of incorporation, and except where dissenter’s rights are created, the vote cast within the voting group favoring the action exceeds the votes cast opposing the action are sufficient for approval. Under Connecticut Law, except for certain ministerial changes to the certificate of incorporation that the Board of Directors may authorize and except as otherwise required by the certificate of incorporation, the Board of Directors may recommend an amendment to the certificate of incorporation, for approval by shareholders and a majority of the shares entitled to vote at a shareholders’ meeting is sufficient to approve that amendment.

Who May Call a Special Meeting of Shareholders. Under both Connecticut Law and Florida Law, the Board of Directors or anyone authorized in the certificate of incorporation or bylaws may call a special meeting of shareholders. Currently, the Connecticut Bylaws provide that a special meeting can be called by the President, the Board of Directors or shareholders holding at least 10% of the shares entitled to vote at the meeting. The Florida Bylaws, which mirror the Connecticut Bylaws in all material respects, have the same provisions.

Under Florida law the holders of not less than 10%, unless a greater percentage not to exceed 50% is required by the articles of incorporation, of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting make written demands for such meeting describing the purpose of purposes for which such meeting is to be held.

Right of Shareholders to Inspect Shareholder List. Under Connecticut Law, a shareholder of record may inspect the list of shareholders of record at any meeting of shareholders upon the request thereat or prior thereto. Under Florida Law, any stockholder may, upon making a written demand made in good faith and for a proper purpose, inspect the shareholders’ list for any purpose reasonably related to that person’s interest as a stockholder. In addition, for at least ten days prior to each stockholder’s meeting, as well as at the meeting, a Florida corporation must make available for examination a list of shareholders entitled to vote at the meeting.

Vote Required for Certain Transactions. Connecticut Law requires the holders of at least two-thirds of the outstanding stock of a Connecticut corporation at a meeting of the shareholders to approve certain mergers, consolidations or sales of all or substantially all the corporation’s assets that may occur outside the ordinary course of business. The Company has not, however, adopted such a provision in its Certificate of Incorporation, and so the holders of at least two-thirds of the Company’s outstanding stock must approve such transactions.

Under Florida Law, approval of mergers and consolidations, sales, leases or exchanges of all or substantially all of the property or assets of a corporation, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote except that, unless required by the articles of incorporation, no vote of shareholders of the corporation surviving a merger is necessary if: (i) the merger does not amend the articles of incorporation; and (ii) each outstanding share immediately prior to the merger is to be an identical share after the merger.

Special vote requirements may apply to certain business combinations with interested shareholders. See the discussion of these requirements below under the heading “Business Combinations with Interested Shareholders.”

Limitations of Directors’ Liability. Both Connecticut Law and Florida Law permit a corporation to limit a director’s personal liability for actions taken in that director’s official capacity. Under Connecticut Law, a director is not liable to the corporation for the benefit of its creditors or shareholders for damages if the director has acted in good faith and with the same degree of care that an ordinarily prudent person would exercise in similar circumstances. Connecticut Law also permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director, with certain specific exceptions, to the corporation or its shareholders for damages for any breach of duty in that capacity. The Connecticut Certificate does not contain such a provision.

FBCA permits a corporation to adopt provisions in its articles of incorporation limiting the personal liability of a director to the corporation or shareholder for monetary damage for breach of fiduciary duty as a director with the following exceptions: (a) the breach of a director’s duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (c) willful or negligent violation of the laws governing the payment of dividends or purchase of redemption stock, or (d) any transaction for which a director derives improper personal benefit. Florida law also permits a corporation to indemnify its current and former directors, officers or employees and other agents under circumstances where he or she acted in good faith and in the manner he or she believed to be and were not opposed to the best interests of the corporation and with respect to any criminal action or proceeding had not reasonable cause to believe his or her conduct was unlawful. However, the indemnification or advancement of expenses shall not be made to or on behalf of any director, officer, employee or agent if a judgment or other final adjudication establishes that the actions were material to constitute either a violation of the criminal law, a transaction where the director, officer, employee or agent derived improper personal benefit or in the case of willful misconduct or conscious disregard for the best interests of the corporation.

Indemnification of Directors and Officers. With some variations, both Connecticut Law and Florida Law allow a corporation to “indemnify,” that is, to make whole, any person who is or was a director or officer of the corporation if that person is held liable orincurs costs for something that person did or failed to do in an official capacity.

Additionally, each of the two laws permits a corporation to purchase insurance for its directors and officers against some or all of the costs of such indemnification or against liabilities arising from actions and omissions of the insured person, even though the corporation may not have power to indemnify the person against such liabilities. Connecticut Law, however, restricts the types of claims that may be made under insurance purchased by the corporation against these liabilities as well as restricts what costs may be covered by insurance. For example, there would be no insurance coverage if the person to be indemnified was guilty of deliberate dishonesty and that dishonesty was material to the event that produced the claim, or if the person gained some financial profit or other advantage to which he or she was not legally entitled.

If the Reincorporation is approved by the Company’s shareholders, the Connecticut Law indemnification provisions will continue to apply to acts and omissions that occurred prior to the effective date of the Reincorporation.

Transactions with Interested Directors. Both Florida Law and Connecticut Law provide several methods for establishing the validity of transactions between a corporation and interested directors, including a vote by the uninterested directors or the shareholders, if the material facts as to the director’s interest are disclosed in good faith to the board of directors or shareholders, respectively. However, Florida Law also provides that a contract between a director and the corporation may be valid if it is fair to the corporation as of the time it is authorized by the board or shareholders, even if the interested director’s votes are counted.

Appraisal Rights. Generally, “appraisal rights” entitle dissenting shareholders to receive the fair value of their shares in a merger or consolidation of a corporation or in a sale of all or substantially all its assets. Connecticut Law also extends appraisal rights to an exchange of a corporation’s shares. Connecticut Law provides that dissenting shareholders have no appraisal rights if their shares are listed on a national securities exchange. However, in the case of shares not listed on an exchange, appraisal rights under Connecticut Law allow a voting and dissenting shareholder of a Connecticut corporation, with various exceptions, to receive fair value for its shares in such transactions. One exception is a merger between a parent corporation and its subsidiary when the parent owns at least 90% of the subsidiary. In this case, a shareholder of the parent corporation has no appraisal rights. When appraisal rights are available, the shareholder may have to request the appraisal and follow other required procedures.

Generally, under Florida Law, appraisal rights are not available to a stockholder if, among other things, the corporation’s shares are listed on a national securities exchange, a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held by more than 2,000 shareholders of record.

Business Combinations with Interested Shareholders. Under Connecticut Law, an interested shareholder is generally prohibited from entering into certain types of business combinations with a Connecticut corporation for a period of five years after becoming an “interested shareholder,” unless the Board of Directors approved either the business combination or the acquisition of stock by the interested shareholder before the interested shareholder acquired its shares. An “interested shareholder” under Connecticut Law is defined as any person, other than the corporation or any of its subsidiaries, that is the beneficial owner, directly or indirectly, of ten per cent or more of the voting power of the outstanding shares of voting stock of the corporation, or is an affiliate of the corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of ten per cent or more of the voting power of the then outstanding shares of voting stock of the corporation. For the purpose of determining whether a person is an interested shareholder, the number of shares of voting stock deemed to be outstanding shall include shares deemed owned by the person through application of subdivision (3) of this section but shall not include any other shares of voting stock which may be issuable to persons other than the person in question pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, exchange rights, warrants or options, or otherwise.

The FBCA contains an affiliated transaction statute which provides that certain transactions involving a corporation and a shareholder owning 10% or more of the corporation’s outstanding voting shares (an “affiliated shareholder”) must generally be approved by the affirmative vote of the holders of two-thirds of the voting shares other than those owned by the affiliated shareholder. The transactions covered by the statute include, with certain exceptions, (1) mergers and consolidations to which the corporation and the affiliated shareholder are parties, (2) sales or other dispositions of substantial amounts of the corporation’s assets to the affiliated shareholder, (3) issuances by the corporation of substantial amounts of its securities to the affiliated shareholder, (4) the adoption of any plan for the liquidation or dissolution of the corporation proposed by or pursuant to an arrangement with the affiliated shareholder, (5) any reclassification of the corporation’s securities which has the effect of substantially increasing the percentage of the outstanding voting shares of the corporation beneficially owned by the affiliated shareholder, and (6) the receipt by the affiliated shareholder of certain loans or other financial assistance from the corporation. These special shareholder approval requirements do not apply in any of the following circumstances: (a) if the transaction was approved by a majority of the corporation’s disinterested directors, (b) if the corporation did not have more than 300 shareholders of record at any time during the preceding three years, (c) if the affiliated shareholder has been the beneficial owner of at least 80% of the corporation’s outstanding voting shares for the past five years, (d) if the affiliated shareholder is the beneficial owner of at least 90% of the corporation’s outstanding voting shares, exclusive of those acquired in a transaction not approved by a majority of disinterested directors, or (e) if the consideration received by each shareholder in connection with the transaction satisfies the “fair price” provisions of the statute. This statute applies to any Florida corporation unless the original articles of incorporation or an amendment to the articles of incorporation or bylaws contain a provision expressly electing not to be governed by this statute. Such an amendment to the articles of incorporation or bylaws must be approved by the affirmative vote of a majority of disinterested shareholders and is not effective until 18 months after approval. PainCare Holdings articles of incorporation do not contain a provision electing not to be governed by the statute.

Florida Control Share Statute. The Florida Act also contains a control share acquisition statute which provides that a person who acquires shares in an issuing public corporation in excess of certain specified thresholds will generally not have any voting rights with respect to such shares unless the voting rights are approved by a majority of the shares entitled to vote, excluding interested shares. This statute does not apply to acquisitions of shares of a corporation if, prior to the pertinent acquisition of shares, the acquisition is approved by the board of directors or the corporation’s articles of incorporation or bylaws provide that the corporation shall not be governed by the statute. This statute also permits a corporation to adopt a provision in its articles of incorporation or bylaws providing for the redemption by the corporation of such acquired shares in certain circumstances. Unless otherwise provided in the corporation’s articles of incorporation or bylaws prior to the pertinent acquisition of shares, in the event that such shares are accorded full voting rights by the shareholders of the corporation and the acquiring shareholder acquires a majority of the voting power of the corporation, all shareholders who did not vote in favor of according voting rights to such acquired shares are entitled to dissenters’ rights to receive the fair value of their shares as provided in the FBCA. The articles of incorporation and bylaws of PainCare Holdings does not contain any provisions with respect to this statute.

Nomination of Directors. Neither the Connecticut Certificate nor the Connecticut Bylaws contain provisions regarding the nomination of directors. Likewise, neither the Florida Articles nor the Florida Bylaws contain any such provision.

Preemptive Rights. Preemptive rights are the right to purchase shares or other securities to be issued by the Company with the purpose of maintaining percentage ownership in the corporation. Under Connecticut Law, shareholders of corporations are not entitled to preemptive rights unless specifically provided otherwise in the certificate of incorporation. The Connecticut Certificate do not grant such rights. Under Florida Law, preemptive rights must be specifically granted to the shareholders in the Certificate of Incorporation. The Florida Articles do not grant such rights.

Other Changes to Reflect Technical Differences Between Florida Law and Connecticut Law. In addition to the changes described above, certain technical changes have been made in the Florida Articles and Florida Bylaws from the Connecticut Certificate and Connecticut Bylaws to reflect differences between Florida Law and Connecticut Law. Such technical changes include designation of a registered office and registered agent in the State of Florida for jurisdiction in certain claims against the Corporation.

Blank Check Preferred

Connecticut Certificate does not authorize the Board of Directors to issue Preferred Stock. The Florida Articles does authorize its Board of Directors to issue shares of Preferred Stock in series with such preferences as designated at the time of issuance, assuming shareholder approval of Proposal 5, “Proposal to Approve an Increase in the number of Authorized common stock to 75,000,000 and to add a class of Preferred Stock.” The Board of Directors of PainCare Holdings does not currently intend to seek stockholder approval prior to any issuance of shares of its Preferred Stock if the Reincorporation proposal is approved, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and the Board of Directors believes that the delay necessary for stockholder approval of a specific issuance would be a detriment to PainCare Holdings and its shareholders. The Board of Directors does not intend to issue any Preferred Stock except on terms which the Board of Directors deems to be in the best interests of PainCare Holdings and its then existing shareholders.

It should be noted that the voting rights and other rights to be accorded to any unissued series of Preferred Stock of PainCare Holdings remain to be fixed by the Florida Board. Accordingly, if the Florida Board so authorizes, the holders of Preferred Stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions or might be given a disproportionately large number of votes. Such Preferred Stock could also be convertible into a large number of shares of common stock of PainCare Holdings under certain circumstances or have other terms that might make acquisition of a controlling interest in PainCare Holdings more difficult or more costly, including the right to elect additional directors to the Board of Directors of PainCare Holdings.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE REINCORPORATION. A VOTE FOR THE REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER, THE FLORIDA ARTICLES, THE FLORIDA BYLAWS, AND ADOPTION AND ASSUMPTION BY PAINCARE HOLDINGS OF ANY COMPANY STOCK OPTIONS, EMPLOYEE BENEFIT PLANS AND AGREEMENTS.

PROPOSAL 4

AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED COMMON STOCK
TO 75,000,000 AND TO ADD A CLASS OF PREFERRED STOCK

On September 13, 2002, the Board of Directors approved, subject to stockholder approval, an Amendment to the Company’s Certificate of Incorporation to authorize an increase from 40,000,000 shares of common stock to 75,000,000 shares of common stock, no par value and to authorize up to 10,000,000 shares of Preferred Stock, no par value, the rights and preferences to be determined by the Board of Directors. The Company proposes to amend Article 3 of the Company’s Certificate of Incorporation or adopt the PainCare Holdings, Inc. Articles of Incorporation if the Reincorporation is approved by the shareholders to read as follows:

“Article 3. The total number of shares of capital stock of the Corporation that the Corporation shall have authority to issue is Eighty-Five Million (85,000,000), of which Seventy-Five Million (75,000,000) shares having a $.0001 par value per share shall be designated as common stock and Ten Million (10,000,000) shares having a $.0001 par value shall be designated as Preferred Stock.

Common Stock

The shares of common stock shall be alike and equal in all respects and shall have one vote for each share. After any requirements with respect to preferential dividends, if any, on the Preferred Stock have been met, then, and not otherwise, dividends payable in cash or in any other medium may be declared by the Board of Directors and paid on the shares of common stock. After distribution in full of the preferential amount, if any, to be distributed to the holders of Preferred Stock in the event of voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, the holders of the common stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind available for distribution to shareholders ratably in proportion to number of shares of common stock held by them respectively.

Preferred Stock

The designations, powers, preferences, rights, qualifications, limitations and restrictions of the Preferred Stock are as follows:

The Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors may determine pursuant to a resolution or resolutions providing for such issuance duly adopted by the Board (authority to do so being hereby expressly vested in the Board) and such resolution or resolutions shall also set forth, with respect to each such series of Preferred Stock, the following:

(1)  The distinctive designation, stated value and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

(2)  The rate of dividend, if any, on the shares of that series, whether dividends shall be cumulative and, if so, from which date, and the relative rights of priority, if any, of payment of dividends on shares of that series over shares of any other series;

(3)  Whether the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates, or the property or rights, including securities of any other corporation, payable in case of redemption;

(4)  Whether that series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amounts payable into such sinking fund;

(5)  The rights to which the holders of the shares of that series shall be entitled in the event of voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

(6)  Whether the shares of that series shall be convertible into or exchangeable for shares of capital stock of any class or any other series of Preferred Stock and, if so, the terms and conditions of such conversion or exchange including the rate of conversion or exchange, the date upon or after which they shall be convertible or exchangeable, the duration for which they shall be convertible or exchangeable, the event upon or after which they shall be convertible or exchangeable at whose option they shall be convertible or exchangeable, and the method of adjusting the rate of conversion or exchange in the event of a stock split, stock dividend, combination of shares or similar event;

(7)  Whether the shares of that series shall have voting rights in addition to the voting rights provided by law and, if so, the terms of such voting rights;

(8)  Whether the issuance of any additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series; and

(9)  Any other preferences, privileges and powers, and relative, participating, optional or other special rights, and qualification, limitation or restriction of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of this Certificate of Incorporation and to the full extent now or hereafter permitted by the laws of the State of Connecticut.”

The Board of Directors believes that it is advisable and in the best interests of the Company to have available additional authorized but unissued shares of common stock and Preferred Stock to provide for future needs. Currently, the Company has authorized 40,000,000 shares of common stock with 8,788,812 shares of common stock required to be issued as the result of the merger with PainCare Holdings. Notwithstanding, as of the Record Date there are only 8,788,812 shares of the Company’s common stock issued and outstanding. issued and outstanding. In addition, there are 7,265,000 shares of common stock reserved for stock option grants, other benefit plans, warrants and convertible debt. The Company is not authorized to issue Preferred Stock. The Company will need additional authorized shares of common stock and the authority to issue preferred stock. The additional but unissued shares of Common and Preferred Stock will be available for issuance from time to time by the Company in the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, convertible debt and equity financing. The Company’s Board of Directors believes that the additional but unissued Common and Preferred Stock may be necessary for future financing and to attract potential new equity capital to carry out the Company’s business objectives.

THE BOARD OF DIRECTORS HAS APPROVED THE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK, AND UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THIS AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON STOCK AND TO ADD A CLASS OF PREFERRED STOCK.

In the event the Reincorporation Proposal and Amendment to Increase the Number of Authorized common stock and to add a Class of Preferred Stock are not approved by shareholders, the Company will continue as a Connecticut corporation under its present Certificate of Incorporation but with only 40,000,000 shares of common stock authorized, of which 8,788,812 will be outstanding and 7,265,000 reserved for issuance.

PROPOSAL 5

RATIFICATION OF PARKS, TSCHOPP, WHITCOMB, AND ORR AS OUR AUDITORS

Parks, Tschopp, Whitcomb, and Orr was engaged on August 6, 2002 following the merger with PainCare as the company’s independent certified public accountants.

Audit services of Parks, Tschopp, Whitcomb, and Orr during 2001 included the examination of the consolidated financial statements of the Company’s subsidiary, PainCare, Inc.

The Audit Committee of the Company intends to meet in 2002 with Parks, Tschopp, Whitcomb, and Orr on a quarterly or more frequent basis. At such times, the Audit Committee will review the services performed by Parks, Tschopp, Whitcomb, and Orr, as well as the fees charged for such services.

A representative of Parks, Tschopp, Whitcomb, and Orr is expected to be present at the 2002 Annual Meeting and will have an opportunity to make a statement if he or she so desires. The representative also is expected to be available to respond to appropriate questions from stockholders.

In the event the appointment of Parks, Tschopp, Whitcomb and Orr as the Company’s independent public accountants for the fiscal year ended 2002 is not ratified by the Stockholders, the adverse vote will be considered as a direction to the Board of Directors to reconsider its selection.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED PARKS, TSCHOPP, WHITCOMB AND ORR AS ITS ACCOUTING FIRM AND RECOMMENDS A VOTE FOR THE RATIFICATION OF PARKS, TSCHOPP, WHITCOMB AND ORR AS OUR AUDITORS.

COST OF SOLICITATION

The Company will bear the cost of the solicitation of proxies from its Stockholders. In addition to the use of mail, proxies may be solicited by directors, officers and regular employees of the Company in person or by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for the solicitation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. Arrangements are also being made with brokerage houses and any other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Company, and the Company will reimburse such brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

DEADLINE FOR FUTURE PROPOSALS OF STOCKHOLDERS

Proposals of Stockholders of the Company which are intended to be presented by such Stockholders at the Annual Meeting must be received by the Company no later than September 30, 2002 in order to have them included in the proxy statement and form of proxy relating to that meeting.

The Company’s by-laws require a Stockholder to give advance notice of any business, including the nomination of candidates for the Board of Directors that the Stockholder wishes to bring before a meeting of the Stockholders of the Company. In general, for business to be brought before an annual meeting by a Stockholder, written notice of the Stockholder proposal or nomination must be received by the secretary of the Company not less than 90 days nor more than 120 days before the meeting, or if the Company gives less than 40 days, notice of the meeting date, written notice of the stockholder proposal or nomination must be received within ten days after the meeting date is announced. With respect to Stockholder proposals, the Stockholder’s notice to the secretary must contain a brief description of the business to be brought before the meeting and the reasons for conducting such business at the meeting, as well as such other information set forth in the Company’s by-laws or required by law. With respect to the nomination of a candidate for the Board of Directors by a stockholder, the stockholder’s notice to the secretary of the Company must contain information about both the nominee and the Stockholder making the nominations.

If a Stockholder desires to have a proposal included in the Company’s proxy materials for the Annual Meeting of Stockholders and desires to have such proposal brought before the same Annual Meeting, the Stockholder must comply with the both sets of procedures described in the two immediately preceding paragraphs. Any required notices should be sent to HelpMate Robotics, Inc. 37 North Orange Ave., Suite 500, Orlando, FL 32801, Attention Secretary.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management and Other Related Parties

From January 1, 2000 through November 30, 2000, PainCare paid management fees in the amount of $75,000 to Quest Capital Partners, LC (“Quest”), an entity controlled by PainCare’s Chief Executive Officer, Randy Lubinsky, and Chief Financial Officer, Mark Szporka. These payments were in lieu of the payment of salaries to these two individuals. Based on the employment contracts entered into between PainCare and Mr. Lubinsky and Mr. Szporka on August 1, 2000, these two individuals have accrued payments totaling $42,500 collectively, which have not been paid as of March 31, 2002. These accrued payments are expected to be paid upon receipt of available cash by the Company.

From July, 2000 through November, 2000, Quest entered into a management services agreement with Advanced Orthopedics of South Florida, Inc. During that period of time, Quest received management fees of $45,000. There is no ongoing arrangement for these services as this relationship was terminated effective November 30, 2000.

From July, 2000 through November, 2000, Quest entered into a management services agreement with Rothbart Pain Management Clinic Inc. During that period of time, Quest accrued fees and expenses totaling $41,270. To date Quest has received $2,587 from Rothbart, and is still owed $38,683 in management fees and expenses as of March 31, 2002. It is expected that these fees and expenses will be paid once cash is available to PainCare. There is no ongoing arrangement for these services as this relationship was terminated effective November 30, 2000.

On December 1, 2000, Peter Rothbart, M.D. was appointed to the board of directors of PainCare. In consideration for performing these services, he was granted options to acquire 140,000 shares of common stock of PainCare at an exercise price of $.05 per share. These option shares are fully vested and are exercisable for HelpMate common shares for a period of five years. On December 1, 2000, PainCare entered into a Share Purchase Agreement with to acquire 51% of the outstanding shares of Rothbart Pain Management Clinic Inc., of which Dr. Rothbart is a director of Rothbart. On March 1, 2001, PainCare acquired the remaining 49% of the outstanding shares of Rothbart from Naomi Investments Limited. Dr. Rothbart was not involved in negotiating or approving the transaction on behalf of PainCare. In the event any conflict were to arise regarding the purchase of the Rothbart shares, Dr. Rothbart will be unable to cast a vote or exert any influence with respect to those issues.

OTHER MATTERS

Except as described above, we currently have no transactions nor are there any proposed with our officers, directors, 5% or greater shareholders, and affiliates. Conflicts of interest could arise in the negotiation of the terms of any transaction between us and our shareholders, officers, directors or affiliates. We have no plans or arrangements, including the hiring of an independent third party, for the resolution of disputes between us and such persons, if they arise. Our business and financial condition could be adversely affected should such individuals choose to place their own interests before ours. No assurance can be given that conflicts of interest will not cause us to lose potential opportunities, profits, or management attention. Our Board of Directors has adopted a policy regarding transactions between us and any of our officers, directors, or affiliates, including loan transactions, requiring that all such transactions be approved by a majority of the independent and disinterested members of our Board of Directors and that all such transactions be for a bona fide business purpose and be entered into on terms at least as favorable to us as could be obtained from unaffiliated independent third parties. All ongoing relationships with any of our officers, directors or affiliates are in compliance with our policy. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

BY ORDER OF THE BOARD OF DIRECTORS

/s/    RANDY LUBINSKY

Randy Lubinsky,
Chairman of the Board of Directors
    and Chief Executive Officer

October 7, 2002
Orlando, Florida

APPENDIX A

FORM OF

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (“Agreement”) is effective as of October     , 2002 by and between PainCare Holdings, Inc., a Florida corporation (“PainCare Holdings” or the “Surviving Company”), and HelpMate Robotics, Inc., a Connecticut corporation (“HelpMate Robotics” or the “Non-Surviving Company”). Each are sometimes hereinafter referred to as the “Constituent Companies.”

W I T N E S S E T H :

WHEREAS, pursuant to Section 607.1105 of the Florida Business Corporation Act (“FBCA”) and Section 33-821 of the Connecticut Business Corporation Act (“CBCA”) the Constituent Companies’ respective Bylaws, the Board Directors and Shareholders of HelpMate Robotics and the Shareholders and Board of Directors of PainCare Holdings have each approved the Merger (as hereinafter defined), whereby HelpMate Robotics will merge with and into PainCare Holdings, upon the terms and subject to the conditions set forth herein, as evidenced by Minutes of a Meeting of the Board of Directors of PainCare Holdings dated September 13, 2002, Minutes of a Meeting of the Stockholders of PainCare Holdings dated September 13, 2002, Minutes of a Meeting of the Board of Directors of HelpMate Robotics and Minutes of a Meeting of the Stockholders of HelpMate Robotics dated October 8, 2002;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto have agreed as follows:

ARTICLE I

THE MERGER

1.01  The Merger.

(a)  Subject to the terms and conditions of this Agreement, at the Effective Time (as such term is defined in Section 1.01(b) hereof), HelpMate Robotics shall be merged with and into PainCare Holdings (the “Merger”) in accordance with Section 607.1105 of the FBCA and Section 33-821 of the CBCA, and the separate corporate existence of HelpMate Robotics shall cease to exist and PainCare Holdings shall continue as the Surviving Company under the laws of the State of Florida under the name “PainCare Holdings, Inc”

(b)  The Surviving Company shall file duly executed Articles of Merger with the Florida Secretary of State (“FL Articles of Merger”). The Non-Surviving Company shall file duly executed Certificate of Merger with the Connecticut Secretary of State (“CN Certificate of Merger”). The “Effective Time” of the Merger shall be the later of: (i) the date and time of acceptance for filing with the Florida Secretary of State the FL Articles of Merger, and (ii) the date and time of acceptance for filing with the Connecticut Secretary of State the CN Certificate of Merger.

(c)  At the Effective Time, the Surviving Company shall thereupon and thereafter possess all of the rights, privileges, powers and franchises, both of a public and private nature, of each of the Constituent Companies, and shall be subject to all of the restrictions, disabilities and duties of each of the Constituent Companies; and all of the rights, privileges, powers and franchises of each of the Constituent Companies, and all property (real, personal and mixed), and all debts due to either of the Constituent Companies on whatever account, for stock subscriptions as well as all other things in action or belonging to each of the Constituent Companies, shall be vested in the Surviving Company; and all property, rights, privileges, powers and franchises and all and every other interest shall thereafter be the property of the Surviving Company as they were of the several and respective Constituent Companies; but all rights of creditors and all liens upon any property of either of the Constituent Companies shall be preserved unimpaired, and all debts, liabilities and duties of each of the Constituent Companies shall thenceforth attach to the Surviving Company, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by the Surviving Company.

1.02  Conversion of Shares of Common Stock.    Immediately at the Effective Time, each of the issued and outstanding shares of Common Stock of the Non-Surviving Company shall be converted into the same number of shares of Common Stock of the Surviving Company pursuant to the Merger.

1.03  Certificate of Incorporation of the Surviving Company.    The Certificate of Incorporation of the Surviving Company in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Company until otherwise amended or repealed.

1

1.04  Bylaws of the Surviving Company.    The Bylaws of the Surviving Company shall be the Bylaws of the Surviving until otherwise amended or repealed.

1.05  Board of Directors of the Non-Surviving Company.    The Board of Directors of the Non-Surviving Company in office immediately prior to the Effective Time, together with such additional persons as may thereafter be elected, shall serve as the Board of Directors of the Surviving Company from and after the Effective Time in accordance with the Bylaws of the Surviving Company.

1.06  Tax Treatment of the Merger.    It is intended by the parties hereto that the Merger shall constitute a reorganization of the Surviving and the Non-Surviving Company within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

ARTICLE II

SHARES OF STOCK

2.01  Authorized Shares of HelpMate Robotics and PainCare Holdings.    The authorized capital stock of HelpMate Robotics consists of Forty Million (40,000,000) shares of common stock with a no par value, and no shares of preferred stock. The authorized capital stock of PainCare Holdings consists of Eighty-Five Million (85,000,000) shares consisting of Seventy-Five Million (75,000,000) shares of common stock with a par value of $0.0001 per share, and Ten Million (10,000,000) shares of preferred stock with a par value of $0.0001 per share.

2.02  Conversion of Shares of Stock.    At the Effective Time, pursuant to the Merger, each stockholder of the Non-Surviving Company shall automatically become a stockholder of the Surviving Company and each share of common stock in the Non-Surviving Company shall be converted into the same number of shares of common stock in the Surviving Company.

ARTICLE III

MISCELLANEOUS

3.01  Fees and Expenses.    Whether or not the Merger is consummated, the Surviving Company shall pay the costs and expenses incident to the preparation of this Agreement, the consummation of the Merger, and the performance of and compliance with all of the agreements and conditions contained herein.

3.02  Notices.    All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by overnight delivery service or by first class mail postage prepaid, or sent by telecopier, to the parties at the following addresses (or at such other address of a party as shall be specified by like notice) as follows:

(a) if to the Non-Surviving Company at:	HelpMate Robotics, Inc.
37 North Orange Ave., Suite 500
Orlando, FL 32801
Attention: CEO.

(b) if to the Surviving Company at:	PainCare Holdings, Inc.
37 North Orange Ave., Suite 500
Orlando, FL 32801
Attention: CEO

3.03  Binding Effect; Benefit.    This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other party. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

3.04  Amendment and Modification.    Subject to applicable law, this Agreement may be amended, modified and supplemented in any and all respects by written agreement of the directors and shareholders of the Surviving Company and the directors and shareholders of the Non-Surviving Company at any time prior to the Effective Time with respect to any of the terms contained herein.

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3.05  Section Headings.    The Section headings contained in this Agreement are inserted for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

3.06  Applicable Law.    This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of Florida without regard to the conflict of laws principles or rules thereof.

3.07  Integration.    This Agreement sets forth and is intended to be an integration of all of the promises, agreements, conditions, understandings, covenants, warranties and representations among the parties with respect to the Merger and there are no promises, agreements, conditions, understandings, covenants, warranties or representations, oral or written, express or implied, among the parties with respect to the transactions contemplated other than as set forth herein. Any and all prior agreements among the parties with respect to the Merger are hereby revoked.

IN WITNESS WHEREOF, the parties hereto have executed this Merger Agreement effective as of the date first written.

HELPMATE ROBOTICS, INC. a Connecticut Corporation

By:	/s/ RANDY LUBINSKY
Chairman and Chief Executive Officer

PAINCARE HOLDINGS, INC. a Florida Corporation

By:	/s/ RANDY LUBINSKY
Chairman and Chief Executive Officer

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Appendix B

CHAPTER 601 BUSINESS CORPORATIONS
PART XIII DISSENTERS’ RIGHTS
(A)
RIGHT TO DISSENT AND OBTAIN PAYMENT FOR SHARES

Sec. 33-855. Definitions.    As used in sections 33-855 to 33-872, inclusive:

(1)  “Corporation” means the issuer of the shares held by a dissenter before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

(2)  “Dissenter” means a shareholder who is entitled to dissent from corporate action under section 33-856 and who exercises that right when and in the manner required by sections 33-860 to 33-868, inclusive.

(3)  “Fair value”, with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

(4)  “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

(5)  “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

(6)  “Beneficial shareholder” means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(7)  “Shareholder” means the record shareholder or the beneficial shareholder.

(P.A. 94-186, S. 147, 215.)

History: P.A. 94-186 effective January 1, 1997.

P.A. 94-186, Sec. 147 cited. 44 CS 12, 19.

Sec. 33-856. Right to dissent.    (a) A shareholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

(1)  Consummation of a plan of merger to which the corporation is a party (A) if shareholder approval is required for the merger by section 33-817 or the certificate of incorporation and the shareholder is entitled to vote on the merger or (B) if the corporation is a subsidiary that is merged with its parent under section 33-818;

(2)  Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

(3)  Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

(4)  An amendment of the certificate of incorporation that materially and adversely affects rights in respect of a dissenter’s shares because it: (A) Alters or abolishes a preferential right of the shares; (B) creates, alters or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares; (C) alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities; (D) excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or (E) reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under section 33-668; or

(5)  Any corporate action taken pursuant to a shareholder vote to the extent the certificate of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

(b) Where the right to be paid the value of shares is made available to a shareholder by this section, such remedy shall be his exclusive remedy as holder of such shares against the corporate transactions described in this section, whether or not he proceeds as provided in sections 33-855 to 33-872, inclusive.

(P.A. 94-186, S. 148, 215; P.A. 96-271, S. 111, 254.)

History: P.A. 94-186 effective January 1, 1997; P.A. 96-271 replaced “articles” of incorporation with “certificate” of incorporation where appearing, effective January 1, 1997.

Annotations to former section 33-19:

Cited. 116 C. 628; 123 C. 640. Minority stockholder cannot prevent sale of nonessential assets. 131 C. 25.

Annotations to former section 33-373:

Cited. 178 C. 262, 264, 267, 270, 273, 279, 280.

Cited. 44 CS 12, 14, 16-18.

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Subsec. (c):

Cited. 178 C. 262, 267, 278.

Cited. 44 CS 12, 14.

Subsec. (f):

Cited. 220 C. 721, 729.

Cited. 44 CS 12, 15.

Sec. 33-857. Dissent by nominees and beneficial owners.    (a)  A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters’ rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

(b) A beneficial shareholder may assert dissenters’ rights as to shares held on his behalf only if: (1) He submits to the corporation the record shareholder’s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights; and (2) he does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

(P.A. 94-186, S. 149, 215.)

History: P.A. 94-186 effective January 1, 1997.

P.A. 94-186, Sec. 149 cited. 44 CS 12, 19.

Secs. 33-858 and 33-859.    Reserved for future use.

(B)

PROCEDURE FOR EXERCISE OF DISSENTERS’ RIGHTS

Sec. 33-860. Notice of dissenters’ rights.    (a)  If proposed corporate action creating dissenters’ rights under section 33-856 is submitted to a vote at a shareholders’ meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters’ rights under sections 33-855 to 33-872, inclusive, and be accompanied by a copy of said sections.

(b) If corporate action creating dissenters’ rights under section 33-856 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters’ rights that the action was taken and send them the dissenters’ notice described in section 33-862.

(P.A. 94-186, S. 150, 215.)

History: P.A. 94-186 effective January 1, 1997.

P.A. 94-186, Sec. 150 cited. 44 CS 12, 19.

Sec. 33-861. Notice of intent to demand payment.    (a)  If proposed corporate action creating dissenters’ rights under section 33-856 is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert dissenters’ rights (1) shall deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated and (2) shall not vote his shares in favor of the proposed action.

(b) A shareholder who does not satisfy the requirements of subsection (a) of this section is not entitled to payment for his shares under sections 33-855 to 33-872, inclusive.

(P.A. 94-186, S. 151, 215.)

History: P.A. 94-186 effective January 1, 1997.

Annotations to former section 33-374:

Cited. 178 C. 262, 264, 267, 270, 273, 274, 279, 280.

Cited. 1 CA 14.

Under former statute, 33-19, the valuation of shares was not an award subject to confirmation by the court but merely created a debt from the corporation to the shareholder. 21 CS 488. Remedy of appraisal set forth in this section is exclusive and precludes any other action. 44 CS 12, 14, 16, 17.

Subsec. (b):

Cited. 1 CA 14, 15.

Subsec. (f):

Cited. 178 C. 262, 274.

Subsec. (g):

Where trier of fact has right, under statute, to determine fair value he may select a legally recognized measure of value such as marker value. 1 CA 14-17.

Sec. 33-862. Dissenters’ notice.    (a)  If proposed corporate action creating dissenters’ rights under section 33-856 is authorized at a shareholders’ meeting, the corporation shall deliver a written dissenters’ notice to all shareholders who satisfied the requirements of section 33-861.

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(b) The dissenters’ notice shall be sent no later than ten days after the corporate action was taken and shall:

(1)  State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

(2)  Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(3)  Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters’ rights certify whether or not he acquired beneficial ownership of the shares before that date;

(4)  Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty nor more than sixty days after the date the subsection (a) of this section notice is delivered; and

(5)  Be accompanied by a copy of sections 33-855 to 33-872, inclusive.

(P.A. 94-186, S. 152, 215.)

History: P.A. 94-186 effective January 1, 1997.

Annotations to former section 33-374:

Cited. 178 C. 262, 264, 267, 270, 273, 274, 279, 280.

Cited. 1 CA 14.

Under former statute, 33-19, the valuation of shares was not an award subject to confirmation by the court but merely created a debt from the corporation to the shareholder. 21 CS 488. Remedy of appraisal set forth in this section is exclusive and precludes any other action. 44 CS 12, 14, 16, 17.

Subsec. (b):

Cited. 1 CA 14, 15.

Subsec. (f):

Cited. 178 C. 262, 274.

Subsec. (g):

Where trier of fact has right, under statute, to determine fair value he may select a legally recognized measure of value such as marker value. 1 CA 14-17.

Annotations to present section:

P.A. 94-186, Sec. 152 cited. 44 CS 12, 19.

Sec. 33-863. Duty to demand payment.    (a)  A shareholder sent a dissenters’ notice described in section 33-862 must demand payment, certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenters’ notice pursuant to subdivision (3) of subsection (b) of said section and deposit his certificates in accordance with the terms of the notice.

(b) The shareholder who demands payment and deposits his share certificates under subsection (a) of this section retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

(c) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters’ notice, is not entitled to payment for his shares under sections 33-855 to 33-872, inclusive.

(P.A. 94-186, S. 153, 215.)

History: P.A. 94-186 effective January 1, 1997.

Annotations to former section 33-374:

Cited. 178 C. 262, 264, 267, 270, 273, 274, 279, 280.

Cited. 1 CA 14.

Under former statute, 33-19, the valuation of shares was not an award subject to confirmation by the court but merely created a debt from the corporation to the shareholder. 21 CS 488. Remedy of appraisal set forth in this section is exclusive and precludes any other action. 44 CS 12, 14, 16, 17.

Subsec. (b):

Cited. 1 CA 14, 15.

Subsec. (f):

Cited. 178 C. 262, 274.

Subsec. (g):

Where trier of fact has right, under statute, to determine fair value he may select a legally recognized measure of value such as marker value. 1 CA 14-17.

Sec. 33-864. Share restrictions.    (a)  The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under section 33-866.

(b) The person for whom dissenters’ rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

(P.A. 94-186, S. 154, 215.)

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History: P.A. 94-186 effective January 1, 1997.

P.A. 94-186, Sec. 154 cited. 44 CS 12, 19.

Sec. 33-865. Payment.    (a)  Except as provided in section 33-867, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with section 33-863 the amount the corporation estimates to be the fair value of his shares, plus accrued interest.

(b) The payment shall be accompanied by: (1) The corporation’s balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders’ equity for that year and the latest available interim financial statements, if any; (2) a statement of the corporation’s estimate of the fair value of the shares; (3) an explanation of how the interest was calculated; (4) a statement of the dissenter’s right to demand payment under section 33-868; and (5) a copy of sections 33-855 to 33-872, inclusive.

(P.A. 94-186, S. 155, 215; P.A. 98-137, S. 9, 62; 98-219, S. 33, 34.)

History: P.A. 94-186 effective January 1, 1997; P.A. 98-137 amended Subsec. (b) to replace in Subdiv. (4) reference to Sec. 33-860 with Sec. 33-868, effective July 1, 1998; P.A. 98-219 revised effective date of P.A. 98-137, but without affecting this section.

Annotations to former section 33-374:

Cited. 178 C. 262, 264, 267, 270, 273, 274, 279, 280.

Cited. 1 CA 14.

Under former statute, 33-19, the valuation of shares was not an award subject to confirmation by the court but merely created a debt from the corporation to the shareholder. 21 CS 488. Remedy of appraisal set forth in this section is exclusive and precludes any other action. 44 CS 12, 14, 16, 17.

Subsec. (b):

Cited. 1 CA 14, 15.

Subsec. (f):

Cited. 178 C. 262, 274.

Subsec. (g):

Where trier of fact has right, under statute, to determine fair value he may select a legally recognized measure of value such as marker value. 1 CA 14-17.

Sec. 33-866. Failure to take action.    (a)  If the corporation does not take the proposed action within sixty days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters’ notice under section 33-862 and repeat the payment demand procedure.

(P.A. 94-186, S. 156, 215.)

History: P.A. 94-186 effective January 1, 1997.

P.A. 94-186, Sec. 156 cited. 44 CS 12, 19.

Sec. 33-867. After-acquired shares.    (a)  A corporation may elect to withhold payment required by section 33-865 from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters’ notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

(b) To the extent the corporation elects to withhold payment under subsection (a) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated and a statement of the dissenter’s right to demand payment under section 33-868.

(P.A. 94-186, S. 157, 215.)

History: P.A. 94-186 effective January 1, 1997.

P.A. 94-186, Sec. 157 cited. 44 CS 12, 19.

Sec. 33-868. Procedure if shareholder dissatisfied with payment or offer.    (a)  A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate, less any payment under section 33-865, or reject the corporation’s offer under section 33-867 and demand payment of the fair value of his shares and interest due, if:

(1)  The dissenter believes that the amount paid under section 33-865 or offered under section 33-867 is less than the fair value of his shares or that the interest due is incorrectly calculated;

(2)  The corporation fails to make payment under section 33-865 within sixty days after the date set for demanding payment; or

(3)  The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment.

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(b)  A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection (a) of this section within thirty days after the corporation made or offered payment for his shares.

(P.A. 94-186, S. 158, 215.)

History: P.A. 94-186 effective January 1, 1997.

Annotations to former section 33-374:

Cited. 178 C. 262, 264, 267, 270, 273, 274, 279, 280.

Cited. 1 CA 14.

Under former statute, 33-19, the valuation of shares was not an award subject to confirmation by the court but merely created a debt from the corporation to the shareholder. 21 CS 488. Remedy of appraisal set forth in this section is exclusive and precludes any other action. 44 CS 12, 14, 16, 17.

Subsec. (b):

Cited. 1 CA 14, 15.

Subsec. (f):

Cited. 178 C. 262, 274.

Subsec. (g):

Where trier of fact has right, under statute, to determine fair value he may select a legally recognized measure of value such as marker value. 1 CA 14-17.

Secs. 33-869 and 33-870.    Reserved for future use.

(C)
JUDICIAL APPRAISAL OF SHARES

Sec. 33-871. Court action.    (a)   If a demand for payment under section 33-868 remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

(b)  The corporation shall commence the proceeding in the superior court for the judicial district where a corporation’s principal office or, if none in this state, its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the superior court for the judicial district where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

(c)  The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

(d)  The jurisdiction of the court in which the proceeding is commenced under subsection (b) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

(e)  Each dissenter made a party to the proceeding is entitled to judgment (1) for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation, or (2) for the fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under section 33-867.

(P.A. 94-186, S. 159, 215.)

History: P.A. 94-186 effective January 1, 1997.

Annotations to former section 33-374:

Cited. 178 C. 262, 264, 267, 270, 273, 274, 279, 280.

Cited. 1 CA 14.

Under former statute, 33-19, the valuation of shares was not an award subject to confirmation by the court but merely created a debt from the corporation to the shareholder. 21 CS 488. Remedy of appraisal set forth in this section is exclusive and precludes any other action. 44 CS 12, 14, 16, 17.

Subsec. (b):

Cited. 1 CA 14, 15.

Subsec. (f):

Cited. 178 C. 262, 274.

Subsec. (g):

Where trier of fact has right, under statute, to determine fair value he may select a legally recognized measure of value such as marker value. 1 CA 14-17.

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Sec. 33-872. Court costs and counsel fees.    (a) The court in an appraisal proceeding commenced under section 33-871 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment under section 33-868.

(b)  The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable: (1) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of sections 33-860 to 33-868, inclusive; or (2) against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by sections 33-855 to 33-872, inclusive.

(c)  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

(P.A. 94-186, S. 160, 215.)

History: P.A. 94-186 effective January 1, 1997.

P.A. 94-186, Sec. 160 cited. 44 CS 12, 19.

Secs. 33-873 to 33-879.    Reserved for future use.

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DEFINITIVE PROXY

HELPMATE ROBOTICS, INC.

ANNUAL MEETING OF STOCKHOLDERS
November 8, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HELPMATE ROBOTICS, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

The undersigned stockholder of HelpMate Robotics, Inc. (the “Company”) hereby appoints Randy Lubinsky, the true and lawful attorney, agent and proxy of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of common stock of the Company at the Annual Meeting of Stockholders of the Company to be held at the Courtyard at Lake Lucerne, Glass Meeting Room, 211 North Lucerne Circle East, Orlando, FL 32801 on November 8, 2002 at 10:00 a.m., and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:

  1.  To elect seven Directors.

	For	Withhold
Randy Lubinsky	☐	☐
Mark Szporka	☐	☐
Peter Rothbart, M.D.	☐	☐
Jay L. Rosen, M.D.	☐	☐
Merrill Reuter, M.D.	☐	☐
Ronald Riewold	☐	☐
Art Hudson	☐	☐

	For	Against	Abstain
2. To approve a proposed name change of the Company to PainCare Holdings, Inc.	☐	☐	☐

3. To approve a proposed change in the state of incorporation of the Company from Connecticut to Florida.	☐	☐	☐

4.  To consider and act upon a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, no par value per share, from 40,000,000 to 75,000,000 shares and to authorize the issuance of 10,000,000 shares of “blank check” preferred stock.
	☐	☐	☐

5. To ratify the appointment of Parks, Tschopp, Whitcomb and Orr as the Company’s independent certified accountants.	☐	☐	☐

6. To transact such other business as may properly come before the meeting or any adjournment thereof.	☐	☐	☐

This Proxy will be voted for the choices specified. If no choice is specified for Items 1 through 5, this Proxy will be voted for those items.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated             , 2002.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

DATED:___________________________       _________________________________________________
    [Signature]

_________________________________________________
[Signature if jointly held]

_________________________________________________
[Printed Name]

Please sign exactly as name appears on stock certificate(s). Joint owners should each sign.
Trustees and others acting in a representative capacity should indicate the capacity in which they sign.

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